UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2025 (May 20, 2025)

ARMADA ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42661	98-1815892
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1760 Market Street, Suite 602
Philadelphia, Pennsylvania United States of America	19103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 543-6886

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one redeemable warrant	AACIU	Nasdaq Global Market
Class A ordinary shares, par value $0.0001 per share, included as part of the units	AACI	Nasdaq Global Market
Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	AACIW	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 20, 2025, the Registration Statement on Form S-1 (File No. 333-286110), originally filed on March 26, 2025 (as amended, the “Registration Statement”), relating to the initial public offering (the “IPO”) of Armada Acquisition Corp. II (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On May 22, 2025, the Company consummated the IPO of 23,000,000 units (the “Units”), which included the full exercise of the underwriters’ over-allotment option. Each Unit consists of one Class A Ordinary Share, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $230,000,000 (before underwriting discounts and commissions and offering expenses). Further, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•

an Underwriting Agreement, dated May 20, 2025, between the Company and Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC (“CCM”), and Northland Securities, Inc. (“Northland”), as representatives of the several underwriters named in Schedule A thereto, which contains customary representations and warranties by the Company, conditions to closing and indemnification obligations of the Company and the underwriters;

•

a Founder Shares Subscription Agreement, dated November 7, 2024, between the Company and Armada Sponsor II LLC (the “Sponsor”), pursuant to which the Sponsor purchased on a private placement basis an aggregate of 7,880,000 Class B Ordinary Shares for a purchase price of $0.00317258883 per share for an aggregate purchase price of $25,000 (“Founder Shares”);

•

a Private Placement Unit Subscription Agreement, dated May 20, 2025, between the Company and Armada Sponsor II LLC (“the Sponsor”), pursuant to which the Sponsor purchased 400,000 private placement units (including if the underwriters’ over-allotment option is exercised in full) (the “Private Placement Units”) at a price of $10.00 per Private Placement Unit, each unit consisting of one Class A Ordinary Share and one-half of one whole warrant to purchase one Class A Ordinary Share at $11.50 per share (the “Private Placement Warrants”);

•

a Private Placement Unit Subscription Agreement, dated May 20, 2025, between the Company and CCM, pursuant to which CCM purchased 125,000 Private Placement Units, and agreed to purchase up to 30,000 additional Private Placement Units if the underwriters’ over-allotment option pursuant to the Underwriting Agreement is exercised in full, in each case at a price of $10.00 per Private Placement Unit;

•

a Private Placement Unit Subscription Agreement, dated May 20, 2025, between the Company and Northland, pursuant to which Northland purchased 125,000 Private Placement Units, and agreed to purchase up to 30,000 additional Private Placement Units if the underwriters’ over-allotment option pursuant to the Underwriting Agreement is exercised in full, in each case at a price of $10.00 per Private Placement Unit;

•

a Warrant Agreement, dated May 20, 2025, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), which sets forth, among other things, the expiration and exercise price of and procedures for exercising the Public Warrants and the Private Placement Warrants (collectively, the “Warrants”); certain adjustment features of the terms of exercise; provisions relating to cashless exercise of the Warrants; provisions for amendments to the Warrant Agreement; and indemnification of the warrant agent by the Company under the agreement;

•

an Investment Management Trust Agreement, dated May 20, 2025, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Private Placement Units and Restricted Private Placement Securities, and sets forth, among other things, the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

•

a Registration Rights Agreement, dated May 20, 2025, among the Company, the Sponsor, CCM, Northland and the other Holders (as defined therein) signatory thereto, which provides for customary demand and piggy-back registration rights for the Holders, as well as certain transfer restrictions applicable to the Holders with respect to the securities of the Company that they hold;

•

an Administrative Services Agreement, dated May 20, 2025, between the Company and the Sponsor, pursuant to which Sponsor shall provide office space and general and administrative services to the Company; and

•

a Letter Agreement, dated May 20, 2025, among the Company, the Sponsor and each of the directors and officers of the Company, pursuant to which the Sponsor and each of the directors and officers of the Company have agreed, in each case as set forth therein, to vote in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 18 months from the closing of the IPO or such later period approved by the Company’s shareholders; to certain transfer restrictions with respect to the Company’s securities; and, as to Sponsor, certain indemnification obligations; and

•

Indemnity Agreements, each dated May 20, 2025, between the Company and each of the officers and directors of the Company, pursuant to which the Company has agreed to indemnify each officer and director of the Company against certain claims that may arise in their roles as officers and directors of the Company.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and attached hereto as Exhibits 1.1, 10.1, 10.2, 10.3, 10.4, 4.1, 10.5, 10.6, 10.7, 10.8, and 10.9, respectively.

Item 3.02	Unregistered Sales of Equity Securities.

In connection with the IPO and the issuance and sale of the Units, on May 20, 2025, the Company completed the private placement of an aggregate of Private Placement Units at a price of $10.00 per Private Placement Unit, with the underwriter’s over-allotment option being fully exercised, generating gross proceeds of $7,100,000, as follows: (A) 400,000 Private Placement Units ($4,000,000 in the aggregate) with the Sponsor, (B) 155,000 Private Placement Units ($1,550,000 in the aggregate) with CCM and (C) 155,000 Private Placement Units ($1,550,000 in the aggregate) with Northland (collectively, the “Private Placement”). The Private Placement Units, which were purchased by the Sponsor, CCM and Northland, are identical to the Units, except that, they (including the underlying securities) are (i) subject to certain limited exceptions, subject to transfer restrictions until 180 days following the consummation of the Company’s initial business combination and (ii) entitled to registration rights. The Founder Shares will be held by the Sponsor and a portion thereof will be transferred to the non-managing investors (as defined in the Registration Statement) (or their designees) only upon the consummation of an initial business combination. Other than such permitted transfer, the Founder Shares are (i) subject to transfer restrictions until 90 days following the consummation of the Company’s initial business combination and (ii) entitled to registration rights.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 20, 2025, in connection with the IPO, Mohammad A. Kahn, Thomas A. Decker, and Celso L. White (collectively with Mohammad A. Kahn and Thomas A. Decker, the “Directors”) were appointed as independent directors the board of directors of the Company (the “Board”). Effective May 20, 2025, each of Mohammad A. Kahn, Thomas A. Decker and Celso L. White were also appointed to the Board’s Audit Committee, Compensation Committee.

The Company will reimburse the Directors for reasonable out-of-pocket expenses incurred in connection with fulfilling their roles as directors. In addition, as disclosed in the Registration Statement, the Company will pay its Sponsor, Armada Sponsor II LLC of which Stephen Herbert, Chief Executive Officer, and Douglas Lurio, President and Chief Financial Officer, are the sole managers, $12,000 per month for office space and general and administrative services, commencing upon effectiveness of the Registration Statement, through the closing of the Company’s initial business combination, subject to availability of sufficient funds from working capital held outside the trust account.

Except as set forth above and disclosed in the Registration Statement, no compensation will be paid to the Sponsor, the Company’s executive officers and directors, or any of their respective affiliates, prior to or in connection with the consummation of the Company’s initial business combination. Additionally, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on the Company’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. The Company’s Board of Directors may also approve the payment of advisory fees to directors in connection with such activities, including board committee service, and extraordinary administrative and analytical services. The Directors will review on a quarterly basis all payments that were made to the Sponsor, the Company’s executive officers, directors or any related affiliates.

Other than the foregoing, none of the Directors is party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor is any Director party to any transaction required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company’s Amended and Restated Memorandum and Articles of Association became effective on May 20, 2025. The Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and the full text of such exhibit is incorporated by reference herein.

Item 8.01	Other Events.

A total of $231,150,000 of the net proceeds from the IPO and the Private Placement (which includes the underwriters’ deferred discount of up to $4,600,000) was placed in a trust account, with Continental Stock Transfer & Trust Company acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, if any, and up to $100,000 to pay dissolution expenses, if any, the funds held in the trust account will not be released from the trust account until the earliest to occur of: (1) the completion of the Company’s initial business combination; (2) the redemption of any public shares properly submitted in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial business combination or to redeem 100% of the Company’s public shares if the Company has not completed its initial business combination within 18 months from the closing of the IPO or such earlier liquidation date as the Board may approve, or such later time as provided for in any amendment to our amended and restated memorandum and articles of association, (an “Extension Period”), subject to applicable law or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity; and (3) the redemption of all of the Company’s public shares if the Company has not completed its initial business combination within 18 months from the closing of the IPO, or such earlier liquidation date as the Board may approve, or during any The proceeds deposited in the trust account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public shareholders. Extension Period, subject to applicable law.

On May 20, 2025, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On May 22, 205, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement, dated May 20, 2025, between the Company and Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC, and Northland Securities, Inc., as representatives of the several underwriters

3.1	Amended and Restated Memorandum and Articles of Association

4.1	Warrant Agreement, dated May 20, 2025, between the Company and Continental Stock Transfer and Trust Company

10.1	Founder Shares Subscription Agreement dated November 7, 2024, between Company and the Sponsor.

10.2	Private Placement Unit Subscription Agreement, dated May 20, 2025, between the Company and Armada Sponsor II LLC

10.3	Private Placement Unit Subscription Agreement, dated May 20, 2025, between the Company and Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC

10.4	Private Placement Unit Subscription Agreement, dated May 20, 2025, between the Company and Northland Securities, Inc.

10.5	Investment Management Trust Agreement, dated May 20, 2025, between the Company and Continental Stock Transfer & Trust Company

10.6	Registration Rights Agreement, dated May 20, 2025, among the Company, the Sponsor and the other Holders (as defined therein) signatory thereto

10.7	Administrative Services Agreement, dated May 20, 2025, between the Company and the Sponsor

10.8	Letter Agreement, dated May 20, 2025, among the Company, the Sponsor and each of the initial shareholders, directors and officers of the Company

10.9	Form of Indemnity Agreement, May 20, 2025, between the Company and each of the officers and directors of the Company

99.1	Press Release, dated May 20, 2025

99.2	Press Release, dated May 22, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2025	ARMADA ACQUISITION CORP. II

	By:	/s/ Stephen P. Herbert
	Name:	Stephen P. Herbert
	Title:	Chief Executive Officer